Exhibit 10.3

EXECUTION COPY

AMENDMENT NO. 3 TO NOTE PURCHASE AGREEMENT

AND LIMITED WAIVER

THIS AMENDMENT NO. 3 TO NOTE PURCHASE AGREEMENT AND LIMITED WAIVER (this “Amendment”), dated effective as of February 27, 2009 (the “Amendment Effective Date”), is between GMX Resources Inc., an Oklahoma corporation (the “Company”), and the noteholder listed on the signature page hereto (the “Noteholder”).

R E C I T A L S:

A. The Company and the Noteholder entered into a Note Purchase Agreement dated as of July 31, 2007, as amended by that certain Amendment No. 1 to Note Purchase Agreement and Limited Consent dated February 11, 2008, and Amendment No. 2 to Note Purchase Agreement dated June 12, 2008 (as so amended, the “Note Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Note Agreement.

B. Reference is made to the Subordinated Guaranty Agreement (the “Guaranty Agreement”) dated as of July 31, 2007, entered into by Endeavor Pipeline Inc., an Oklahoma corporation (“Endeavor”), and Diamond Blue Drilling Co., an Oklahoma corporation (together with Endeavor, the “Subsidiary Guarantors”).

C. The Company has informed the Noteholder that an Event of Default under the Note Agreement has occurred and is continuing under paragraph 6A(4) of the Note Agreement due to the Company’s failure to maintain the minimum Consolidated Tangible Net Worth financial covenant for the fiscal quarter ended December 31, 2008 (the “Subject Default”).

D. The Company has requested that the Noteholder waive the Subject Default, amend the Consolidated Tangible Net Worth financial covenant, and amend the definition of EBITDA to add back fair value adjustments or ceiling test impairments required by SEC Regulation S-X Rule 4-10, and the Noteholder is willing to agree to provide such waiver and enter into such amendments, upon and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the covenants, terms, conditions, representations and warranties herein contained, the parties hereto hereby agree as follows:

Section 1. AMENDMENTS TO NOTE AGREEMENT. Subject to the covenants, terms and conditions set forth herein and in reliance upon the representations and warranties of the Company herein contained, the Company and the Noteholder hereby agree to amend the Note Agreement as set forth below:

(a) Amendment to Paragraph 6A(4). Effective as of January 1, 2009, paragraph 6A(4) of the Agreement is hereby amended in its entirety to read as follows:

6A(4). Tangible Net Worth. The Company will not permit, at any time, Consolidated Tangible Net Worth to be less than $165,000,000 plus the sum of (i) 50% of positive Net Income in each fiscal quarter commencing with the fiscal quarter ending March 31, 2009, and (ii) 100% of the Net Cash Proceeds from the issuance and sale of Equity Interests by the Company after December 31, 2008. For purposes of this covenant, the non-cash effects, if any, of Swaps pursuant to Financial Accounting Standards Board Rule No. 133 (Accounting for Derivative Instruments and Hedging Activities) will not be included.

(b) Amendment to Defined Term “EBITDA”. Effective as of October 1, 2008, the defined term “EDITDA” is hereby amended and restated in its entirety to read as follows:

“EBITDA” shall mean, for any Person for any period, the sum of (i) Net Income of such Person for such period, plus (ii) the following (without duplication), to the extent, and only to the extent, deducted in computing such Net Income: Interest Expense, taxes, depreciation, depletion, amortization, intangible drilling costs, exploration expenses and non-cash expenses deducted from net income (A) under FAS APB Opinion No. 25, SFAS No. 123 or SFAS No. 143 or (B) due to fair value adjustments or ceiling test impairments required by SEC Regulation S-X Rule 4-10, all determined on a Consolidated basis in accordance with GAAP.

Section 2. LIMITED WAIVER. The Company hereby acknowledges that the Subject Default has occurred and is continuing. Subject to the terms and conditions set forth herein, and in reliance upon representations and warranties of the Company set forth herein, the Noteholder hereby waives the Subject Default. The foregoing waiver shall be limited precisely as written and shall relate solely to the Note Agreement in the manner and to the extent described herein, and nothing in this Amendment shall be deemed (a) to constitute a waiver of compliance by the Company with respect to (i) paragraph 6A(4) of the Note Agreement in any other instance or respect or (ii) any other term, provision or condition of the Note Agreement or any other Note Document, or (b) to prejudice any right or remedy that the Noteholder may now have (after giving effect to the foregoing waiver) or may have in the future under or in connection with the Note Agreement or any other Note Document.

Section 3. CONDITIONS PRECEDENT. The parties hereto agree that this Amendment and the amendment to the Note Agreement contained herein shall become effective upon the satisfaction of each of the following conditions:

(a) Execution and Delivery of this Amendment. The Noteholder shall have received a copy of this Amendment executed and delivered by the Company and the Subsidiary Guarantors.

(b) Bank Facility Amendment. The Noteholder shall have received a fully executed copy of an amendment to the Bank Facility in the form of Exhibit A attached to this Amendment.

(c) Representations and Warranties. Each of the representations and warranties made in this Amendment shall be true and correct on and as of the Amendment Effective Date as if made on and as of such date, both before and after giving effect to this Amendment.

Section 4. REPRESENTATIONS AND WARRANTIES. To induce the Noteholder to enter into this Amendment and to agree to the amendments contained herein, the Company represents and warrants to the Noteholder as follows:

(a) No Other Default. Other than the Subject Default, no Default or Event of Default exists under any of the Note Documents. As of the date hereof, the Company is not in default under or with respect to (i) its charter documents or (ii) any material contractual obligation of the Company. The execution, delivery and performance of this Amendment shall not result in any default under any contractual obligation of the Company in any respect.

(b) Binding Effect. This Amendment, the Note Agreement as amended hereby, and the other Note Documents constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

Section 5. MISCELLANEOUS.

(a) APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) Counterparts; Delivery. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, the parties hereto. Delivery of this Amendment may be made by telecopy or electronic transmission of a duly executed counterpart copy hereof; provided that any such delivery by electronic transmission shall be effective only if transmitted in .pdf format, .tif format or other format in which the text is not readily modifiable by any recipient thereof.

(c) Affirmation of Obligations. Notwithstanding that such consent is not required under the Guaranty Agreement, or any of the other Note Documents to which it is a party, each of the Subsidiary Guarantors consents to the execution and delivery of this Amendment by the parties hereto. As a material inducement to the undersigned to amend the Note Agreement as set forth herein, each of the Subsidiary Guarantors (i) acknowledges and confirms the continuing existence, validity and effectiveness of the Guaranty Agreement and each of the other Note Documents to which it is a party and (ii) agrees that the execution, delivery and performance of this Amendment shall not in any way release, diminish, impair, reduce or otherwise affect its obligations thereunder.

(d) Note Document. This Amendment is a Note Document and all of the provisions of the Note Agreement which apply to Note Documents apply hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers effective as of the Amendment Effective Date.

GMX RESOURCES INC.

By:	/s/ James A. Merrill
James A. Merrill
Chief Financial Officer and Treasurer

Signature Page to Amendment No. 3 to Note Purchase Agreement

The foregoing is hereby

agreed to as of the

date thereof.

NOTEHOLDER:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Brian Lemons
Vice President

Signature Page to Amendment No. 3 to Note Purchase Agreement

Agreed to and acknowledged by the undersigned for the purposes set forth in Section 4(c):

SUBSIDIARY GUARANTORS:

ENDEAVOR PIPELINE INC.

By:	/s/ James A. Merrill
James A. Merrill
Chief Financial Officer and Treasurer

DIAMOND BLUE DRILLING CO.

By:	/s/ Richard Hart
Richard Hart
President

Signature Page to Amendment No. 3 to Note Purchase Agreement

THIRD AMENDMENT TO RESTATED LOAN AGREEMENT

This Third Amendment to Restated Loan Agreement (this “Amendment”) dated as of February 26, 2009, but effective as of December 31, 2008, is made among GMX RESOURCES INC., an Oklahoma corporation (the “Borrower”), the BANKS (as defined below), CAPITAL ONE, NATIONAL ASSOCIATION, a national banking association, as administrative agent, arranger and bookrunner, for the Banks (and individually as a Bank), UNION BANK OF CALIFORNIA, N.A., as syndication agent (and individually as a Bank), BNP PARIBAS, as co-documentation agent (and individually as a Bank), and COMPASS BANK, as co-documentation agent (and individually as a Bank), who agree as follows:

RECITALS

A. This Amendment pertains to that certain Third Amended and Restated Loan Agreement dated effective as of June 12, 2008, among the Borrower, the Agent and the Banks, as amended by the First Amendment dated as of October 29, 2008, and the Second Amendment dated as of November 12, 2008 (as amended, the “Loan Agreement”). As used in this Amendment, capitalized terms used herein without definition herein shall have the meanings provided in the Loan Agreement.

B. The Borrower, the Agent and the Banks desire to amend the Loan Agreement to modify the covenant pertaining to the Borrower’s net worth.

AGREEMENT

NOW, THEREFORE, in consideration of the terms and conditions contained herein, and the loans and extensions of credit heretofore, now or hereafter made to the Borrower by the Banks, the parties hereto hereby agree as follows:

ARTICLE 1.

AMENDMENT AND AGREEMENT

1.1 Subsection 5.15(b) (Minimum Net Worth) of the Loan Agreement is amended to amend and restate the last sentence of such Subsection, such restated last sentence to read as follows:

“ For purposes of this covenant, the non-cash effects, if any, of Hedging Agreements pursuant to Financial Accounting Standards Board Rule No. 133 (Accounting for Derivative Instruments and Hedging Activities), and of ceiling test write-downs pursuant to Regulation S-X Rule 4-10 of the SEC, will not be included.”

1.2 The Borrower acknowledges that the foregoing amendment in Paragraph 1.1 is not a precedent for any subsequent requested waiver or amendment of that or any other covenant or other provision of the Loan Agreement.

ARTICLE 2.

ACKNOWLEDGMENT OF COLLATERAL

2.1 The Borrower hereby specifically reaffirms all of the Collateral Documents. The Borrower hereby confirms and agrees that the Collateral Documents secure the Loan Agreement as amended by this Amendment.

ARTICLE 3.

MISCELLANEOUS

3.1 The Borrower represents and warrants to the Agent and the Banks (which representations and warranties will survive the execution of this Amendment) that (i) all representations and warranties contained in the Loan Agreement and the Collateral Documents are true and correct on and as of the date hereof as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date, (ii) no event has occurred and is continuing as of the date hereof which constitutes a Default or Event of Default, (iii) there has not occurred any material adverse change in the Collateral or other assets, liabilities, financial condition, business operations, affairs or circumstances of the Borrower and the Subsidiaries taken as a whole or any other facts, circumstances or conditions (financial or otherwise) upon which a Bank has relied or utilized in making its decision to enter into this Amendment, and (iv) there is no defense, offset, compensation, counterclaim or reconventional demand with respect to amounts due under, or performance of, the terms of the Notes and the Loan Agreement. To the extent any such defense, offset, compensation, counterclaim or reconventional demand or other causes of action by the Borrower against the Agent or any Bank might exist, whether known or unknown, such items are hereby waived by the Borrower. The foregoing representations and warranties, as they relate to financial condition, are subject to the non-cash effects, if any, of Hedging Agreements pursuant to Financial Accounting Standards Board Rule No. 133 (Accounting for Derivative Instruments and Hedging Activities), and of ceiling test write-downs pursuant to Regulation S-X Rule 4-10 of the SEC.

3.2 Except as expressly modified by this Amendment, all terms and provisions of the Loan Agreement are hereby ratified and confirmed and shall be and shall remain in full force and effect, enforceable in accordance with its terms.

3.3 The Borrower agrees to pay on demand all costs and expenses of the Agent and the Banks in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and expenses of counsel for the Agent). In addition, Borrower shall pay any and all stamp or other taxes, recordation fees and other fees payable in connection with the execution, delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder and agrees to hold Agent and the Banks harmless from and against any all liabilities with respect to or resulting from any delay or omission in paying such taxes or fees.

3.4 This Amendment may be executed in multiple separate counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each party’s signature may appear on a separate counterpart but all such counterpart taken together shall constitute one and the same instrument. The parties specifically confirm their intent to be bound by delivery of such signed counterparts by telecopier or pdf email.

3.5 The provisions of this Amendment shall become effective if and when, and only when, (i) each and every representation and warranty of Borrower contained in this Amendment is true, complete and accurate, (ii) no event exists which constitutes a Default, (iii) the receipt by the Agent of (x) a duly executed counterpart of this Amendment, and (y) a certificate of the secretary of the Borrower setting forth resolutions of its board of directors in form and substance satisfactory to the Agent and Agent’s counsel with respect to the authorization of this Amendment. The Borrower hereby certifies by execution of this Amendment that the foregoing conditions (i) and (ii) are satisfied and true and correct.

3.6 Notwithstanding that such consent is not required under the Guaranty Agreements or the other Collateral Documents, Endeavor and Diamond each consents to the execution and delivery of this Amendment by the parties hereto. As a material inducement to the Agent and the Banks to amend the Loan Agreement as set forth herein, Endeavor and Diamond each (i) acknowledges and confirms the continuing existence, validity and effectiveness of its respective Guaranty Agreement and each of the other Collateral Documents to which it is a party and (ii) agrees that the execution, delivery and performance of this Amendment shall not in any way release, diminish, impair, reduce or otherwise affect its obligations thereunder.

(Remainder of this Page Intentionally Left Blank; Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

BORROWER:	GMX RESOURCES INC.

By:
	Name:	James A. Merrill
	Title:	Chief Financial Officer and Treasurer

AGENT:	CAPITAL ONE, NATIONAL ASSOCIATION

By:
	Name:	Eric Broussard
	Title:	Senior Vice President

BANKS:	CAPITAL ONE, NATIONAL ASSOCIATION, as a Bank

By:
	Name:	Eric Broussard
	Title:	Senior Vice President

BNP PARIBAS

By:
	Name:	Edward Pak
	Title:	Vice President

BNP PARIBAS

By:
	Name:	Juan Carlos Sandoval
	Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO RESTATED LOAN AGREEMENT]

COMPASS BANK

By:
Name:	Kathleen J. Bowen
Title:	Senior Vice President

FORTIS CAPITAL CORP.

By:
Name:	Scott Myatt
Title:	Vice President

By:
Name:	Darrell Holley
Title:	Managing Director

UNION BANK OF CALIFORNIA, N.A.

By:
Name:	Jarrod Bourgeois
Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO RESTATED LOAN AGREEMENT]

AGREED TO AND ACKNOWLEDGED by the undersigned for the purposes set forth in paragraph 3.6.

ENDEAVOR PIPELINE INC.

By:
Name:	Keith Leffel
Title:	President

DIAMOND BLUE DRILLING CO.

By:
Name:	Richard (Rick) Hart
Title:	President